100 A CENTURY OF SERVICE
1906 | 2006

CBRE
CB RICHARD ELLIS

Business Review Day Asia Pacific Region May 17, 2006 Rob Blain President, Asia Pacific Exhibit 99.7

100 A CENTURY OF SERVICE 1906 | 2006

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 2 CB Richard Ellis | Page 2 4% 6% 21% 69% Americas EMEA Asia Pacific Global Investment Management 2005 Asia Pacific % of Total Revenues Asia Pacific US$178m

100 A Century of Service 1906 | 2006

CBRE CB RICHARD ELLIS

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Asia Pacific Business Activity 2005
62 offices, up from 58 in 2004*
4,500 employees in 12 countries*
Total Transaction Value (Leasing & Sales) in 2005
was US$8.5 billion
Property & Facilities Management was 238 million
sq.ft.*
* includes affiliate and partner company statistics

BEIJING
SEOUL
JAPAN
SHANGHAI
NEW DELHI
CHENGDU
GUANGZHOU
TAIPEI
HONG KONG
HANOI
MUMBAI
PUNE
HYDERABAD
BANGALORE
CHENNAI
BANGKOK
MANILA
PHUKET
HO CHI MINH CITY
SINGAPORE
JAKARTA
QUEENSLAND
WESTERN AUSTRALIA
NEW SOUTH WALES
SOUTH AUSTRALIA
ACT
VICTORIA
AUCKLAND
WELLINGTON
CHRISTCHURCH

100 A CENTURY OF SERVICE 1906 | 2006

CB Richard Ellis | Page 4 CB Richard Ellis | Page 4 Asia Pacific – Primary Offices TOKYO

100 A Century of Service 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 5 CB Richard Ellis | Page 5 By Business Line Asia Pacific 2005 Revenue 31% 41% 14% 14% Sales Leasing Appraisal Property Management

100 A CENTURY OF SERVICE 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 6 CB Richard Ellis | Page 6
By Client Type
14%
15%
20% 25%
26%
Property
Companies
Institutional
Corporates
Individual /
Partnership
Insurance
Companies /
Banks
Asia Pacific 2005 Revenue

100 A CENTURY OF SERVICE 1906 | 2006

CBRE CB RICHARD ELLIS

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2005-2006 Asia Pacific Acquisitions
McCann Australia
Appraisal &
Consulting
Q1, 2006
IKOMA (Japan)
Advisory Services
Q1, 2006
DTZ Queensland
Appraisal &
Consulting
Q4, 2005

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2006 Case Studies – Asia Pacific
German investor participation
Extensively refurbished
31 story office tower
located in the mid town
precinct of Sydney CBD.
Sold for approximately
US$90 million
DESCRIPTION:
Leightons and Lend
Lease Real Estate
Partners (Joint owners)
VENDOR:
233 Castlereagh Street,
Sydney
PROPERTY:

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2006 Case Studies – Asia Pacific
CBRE acted as buyers’ agent on the
acquisition in 2003-2004, and are now the
exclusive disposition agent for the
portfolio.
Four prime Sydney CBD
assets are being offered
on an exclusive basis.
Total consideration of
approximately US$600
million
DESCRIPTION:
Deka (Germany)
VENDOR:
Sydney Office Portfolio
(4 properties)
PROPERTY:

100 A Century of Service 1906 | 2006

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 10 CB Richard Ellis | Page 10
2006 Case Studies – Asia Pacific
Joint Leasing Agent APPOINTMENT:
Property being marketed to multinational
companies.
This will be the tallest
building in Hong Kong;
118 stories with a total
gross floor area of 2
million sq.ft.
The first phase will be
completed in Q4 2007.
DESCRIPTION:
Sun Hung Kai Properties
DEVELOPER :
ICC Tower, Hong Kong
PROPERTY:

100 A Century of Service 1906 | 2006

CBRE CB RICHARD ELLIS

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2006 Case Studies – Asia Pacific
1.3 million sq.ft. Grade A
office building.
DESCRIPTIO
N:
Joint Leasing Agent APPOINTMEN
T:
The Deutsche Bank deal (280,000 sq.ft.) is
the largest leasing deal ever transacted in
Singapore.
90% pre-let to tenants such as
Deutsche Bank, UBS, ABN,
Societe Generale, Ernst &
Young and Barclays Capital.
RESULT:
Raffles Quay Asset
Management
DEVELOPER :
One Raffles Quay, Singapore
PROPERTY:

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Asia’s Top Three Markets
Japan
• Improving occupancy market fueled by revived economic
activity
• Mature investment market given renewed impetus due to
J-REITs and income-oriented equity funds
India
• In the midst of opening up, regulatory environment still
immature
China
• Abundance of opportunities
• Yields still high
• Market transparency improving

100 A CENTURY OF SERVICE
1906 | 2006
CBRE
CB RICHARD ELLIS

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Growth Opportunities – Asia Pacific
Regional Investment Transactions - Funds
Landlord & Corporate Tenant Representation
Consultancy & Advisory for Major Regional / Global
clients
Industrial & Logistics
Private Clients

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CBRE CB RICHARD ELLIS

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Growth Opportunities – Asia Pacific
Selective Mergers & Acquisitions to Broaden
Regional Platform
Institutional Investment Advisory
Asset Management
Capital Markets Team
REIT Advisory